THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln National Variable Annuity Account H
Lincoln Life & Annuity Variable Annuity Account H

American Legacy® Target Date Income B-Share
American Legacy® Target Date Income Advisory

Supplement dated May 8, 2020 to the prospectus dated May 1, 2020

This supplement to your variable annuity prospectus discusses the availability of the Target Date Income Benefit. All other provisions of your prospectus remain unchanged. The supplement is for informational purposes and requires no action on your part.

The Target Date Income Benefit will continue to be available for election by existing Contractowners on and after May 18, 2020. We reserve the right to discontinue offering post-issue elections of these riders at any time upon advanced written notice to you. Rider elections on or after May 18, 2020 are subject to Home Office approval if your Contract Value totals $1 million or more.

Please refer to the Availability paragraphs of the Target Date Income Benefit section of your prospectus for complete details.

Please retain this supplement for future reference